UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2021

CRESTWOOD EQUITY PARTNERS LP

(Exact name of Registrant as specified in its charter)

DELAWARE	001-34664	43-1918951
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange
Preferred Units representing limited partner interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2021, the board of directors (the “Board”) of Crestwood Equity GP LLC, the general partner of Crestwood Equity Partners LP (the “Partnership”), increased the size of the Board from seven to nine directors and elected each of Angela A. Minas and Clay C. Williams to serve as a director on the Board, in each case to be effective on January 1, 2022. Ms. Minas and Mr. Williams will serve as a Class III directors.

Ms. Minas and Mr. Williams will be compensated in accordance with the Partnership’s compensation policy for non-employee directors as described in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the United States Securities Commission on February 26, 2021. There are no arrangements or understandings between Ms. Minas or Mr. Williams and any other person pursuant to which Ms. Minas or Mr. Williams was elected to the Board, and there are no relationships between Ms. Minas or Mr. Williams, on the one hand, and the Partnership, on the other hand, that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Minas is expected to serve on the Audit and Compensation Committees of the Board and Mr. Williams is expected to serve on the Compensation Committee of the Board.

Pursuant to the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership, Ms. Minas and Mr. Williams will be fully indemnified for actions associated with being a director to the extent permitted under the Delaware Revised Uniform Limited Partnership Act.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the appointment of Ms. Minas and Mr. Williams is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 11, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner,

Date: November 12, 2021	By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel and Corporate Secretary

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